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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM 8-K/A

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): MAY 26, 1999



                                POGO PRODUCING COMPANY
                (Exact name of registrant as specified in its charter)


          DELAWARE                    1-7792                     74-1659398
(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)


     5 GREENWAY PLAZA, P.O. BOX 2504
             HOUSTON, TEXAS                                      77252-2504
(Address of principal executive offices)                         (Zip Code)


          Registrant's telephone number, including area code: (713) 297-5000

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ITEM 5.        OTHER EVENTS.

               On May 26, 1999, Pogo Producing Company (the "Company") and Pogo Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 3,000,000 6 1/2% Quarterly Income Convertible Preferred Securities, Series A (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-75105, 333-75105-01 and 333-75105-02) of the
Company, the Trust and Pogo Trust II.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

               1.1 Underwriting Agreement, dated as of May 26, 1999, among the Company, the Trust and Goldman, Sachs & Co., Credit Suisse First Boston and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               4.1 Amended and Restated Declaration of Trust, dated as of June 2, 1999, of the Trust.

               4.2    Form of Preferred Security of the Trust  (included in
                      Exhibit 4.1 above).

               4.3 Junior Subordinated Indenture, dated as of June 1, 1999, between the Company and Wilmington Trust Company, as Trustee.

               4.4 Supplemental Indenture No. 1, dated as of June 1, 1999, providing for the issuance of the Company's 6 1/2% Junior Subordinated Debentures due 2029.

               4.5 Form of 6 1/2% Junior Subordinated Debenture due 2029 (included in Exhibit 4.4 above).

               4.6 Guarantee Agreement, dated as of June 2, 1999, relating to the Trust.

               8.1 Opinion of Baker & Botts, L.L.P. as to certain tax matters.


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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              POGO PRODUCING COMPANY




Date: June 1, 1999            By:  /s/ GERALD A. MORTON
                                   -------------------------------------------
                                   Gerald A. Morton
                                   VICE PRESIDENT-LAW AND CORPORATE SECRETARY










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